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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               -----------------


                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): March 14, 2003



                                NATCO Group Inc.

             (Exact Name of Registrant as Specified in its Charter)



         DELAWARE                     001-15603                22-2906892
 (State of Incorporation)     (Commission File Number)        (IRS Employer
                                                           Identification No.)



            2950 North Loop West, 7th Floor
                   Houston, Texas                                 77092
       (Address of Principal Executive Offices)                 (Zip Code)



       Registrant's Telephone Number, Including Area Code: (713) 683-9292


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ITEM 5.  OTHER EVENTS

                  On March 14, 2003, NATCO Group Inc. issued a press release announcing the sale of $15.0 million of convertible preferred stock to a private equity firm. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K. The related Securities Purchase Agreement and exhibits, Form of Certificate of Designations (Exhibit A) and Form of Warrant (Exhibit B), are filed as exhibit 99.2 to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Press Release, dated March 14, 2003

         99.2 Securities Purchase Agreement and exhibits, Form of Certificate of Designations (Exhibit A) and Form of Warrants (Exhibit B), dated March 14, 2003


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 14, 2003
                                                       NATCO Group Inc.



                                             By:  /s/ J. MICHAEL MAYER
                                                 ------------------------------
                                                   J. Michael Mayer
                                                   Senior Vice President and
                                                   Chief Financial Officer

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                                 EXHIBIT INDEX

         99.1     Press Release, dated March 14, 2003

         99.2 Securities Purchase Agreement and exhibits, Form of Certificate of Designations (Exhibit A) and Form of Warrants (Exhibit B), dated March 14, 2003